UNITED STATES
Securities and Exchange Commission
Washington, D. C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022
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Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, CA	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (231) 271-1600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01         Other Events

On September 13, 2022, the U.S. District Court for the Central District of California affirmed its tentative ruling in two cases filed against the US Department of the Interior (“Interior”) and US Bureau of Land Management (“BLM”) by the Center for Biological Diversity and National Parks Conservation Association (“plaintiffs”) challenging the adequacy of the federal review of the two rights-of-ways issued to the Company in 2020 authorizing the conversion of the natural gas pipeline acquired from El Paso Natural Gas (“Northern Pipeline”) to transport water over BLM-managed lands (approx. 58 miles of the 220 mile pipeline). The lawsuits were previously described by the Company in its most recent Form 10-K and Form 10-Q filings.

In its ruling, the Court granted Interior’s motion for voluntary remand sending the permits back to the BLM while the agency considers the scope of environmental review required to approve conversion of the pipeline to transport water over BLM lands. There is a status conference with the Court set for September 26, 2022.

The Executive Chair of the Company’s Board of Directors, Susan Kennedy, made the following statement regarding the ruling:

Yesterday's ruling will have no impact on completion of the Cadiz Water Conservation and Storage Project and we do not expect additional environmental review by the BLM to cause significant delay. Cadiz’ ownership of the pipeline is unaffected by the Court’s ruling, and any additional environmental review required by the BLM to convert the pipeline to transport water will be done concurrently with the existing construction schedule.

Full environmental review of the Cadiz Water Conservation and Storage Project was completed in 2012 with a final ruling issued by the California Court of Appeal in 2016.  California Courts have determined the Groundwater Management, Monitoring and Mitigation Plan adopted by San Bernardino County and reviewed under California Environmental Quality Act ensures that the Project will have no adverse environmental impacts. The Company has no concerns with additional environmental review and believes review can be conducted without impeding the construction timeline.

While permits for conversion of the Northern Pipeline are reviewed by federal agencies, the Company will continue with the conversion of the pipeline and development of the Project, including the construction of three new groundwater wells beginning in the 4th quarter of 2022.  Construction of the three wells will start in early October and proceed through 1st quarter of 2023. With three new wells online, the Cadiz Ranch will have 10 wells in operation with total annual capacity of 25,000 acre-feet of water per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  September 14, 2022